Exhibit 10
FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of September 30, 2011, is by and among The Dolan Company, a Delaware corporation (“Dolan”), as a Borrower and as the Borrowers’ Agent, the Subsidiaries of Dolan from time to time party to the Credit Agreement defined below (together with Dolan, the “Borrowers”), the Lenders from time to time party to the Credit Agreement, and U.S. Bank National Association, a national banking association (“USBNA”), as LC Issuer, Swing Line Lender and Administrative Agent.
RECITALS
A. The Borrowers’ Agent, the Borrowers, the Lenders, the LC Issuer, the Swing Line Lender and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 6, 2010 (as further amended, supplemented or modified from time to time, the “Credit Agreement”).
B. The Borrowers’ Agent has requested that the definition of Adjusted EBITDA be amended to clarify that acquisition expenses should be excluded from the calculation thereof.
C. The Lenders are willing to amend the definition of Adjusted EBITDA on and subject to the terms of this Amendment.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.
Section 2. Amendment. Subject only to the terms of Section 3, the definition of “Adjusted EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Adjusted EBITDA”: For any Person for any period of calculation, the Consolidated Net Income, excluding interest income, of such Person before provision for income taxes and interest expense (including imputed interest expense on Capitalized Leases), but including any non-controlling interest in the net income of Subsidiaries, all as determined in accordance with GAAP, excluding therefrom (to the extent included): (a) depreciation, amortization and goodwill impairment expense; (b) non-operating gains (including extraordinary or nonrecurring gains, gains from discontinuance of operations and gains arising from the sale of assets other than inventory) during the applicable period; (c)

similar non-operating losses during such period; (d) customary and reasonable non-recurring out-of-pocket transaction fees and expenses incurred in connection with a Permitted Acquisition during the applicable period; (e) cash distributions paid with respect to non-controlling interests in Subsidiaries; (f) share-based compensation and other non-cash compensation expense; (g) non-cash fair value adjustments on the earnout-related liabilities recorded in connection with Acquisitions; and (h) other non-cash charges acceptable to the Administrative Agent.
Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to fulfillment of the following conditions precedent:
3.1 The Borrowers and the Required Lenders have executed and delivered this Amendment.
3.2 The representations and warranties set forth in Section 4 hereof are true and correct.
3.3 The Agent shall have received certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.
3.4 All corporate and legal proceedings relating to the Borrowers and all instruments and agreements in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in scope, form and substance to the Administrative Agent, such documents where appropriate to be certified by proper corporate or governmental authorities.
3.5 The Administrative Agent shall have received from Dolan a nonrefundable amendment fee in the amount of $5,000 per undersigned Lender for the benefit of such undersigned Lender, provided that such Lender has executed and delivered this Amendment not later than 4:00 pm Central on September 29, 2011, and all other fees and expenses due and owing in connection with this Amendment.
Section 4. Representations, Warranties, Authority, No Adverse Claim.
4.1 Reassertion of Representations and Warranties, No Default. Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement and except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects as of such earlier date, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date that has not been waived by the Lenders.

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4.2 Authority, No Conflict, No Consent Required. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into this Amendment and any other instrument or agreement executed by such Borrower in connection with this Amendment (the “Amendment Documents”) and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower’s constituent documents or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Lenders. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Amendment Documents or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which such Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Lenders.
4.3 No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lenders with respect to the Obligations.
Section 5. Limited Purpose Amendment. Notwithstanding anything contained herein, the Amendment (a) is limited amendment, (b) is effective only with respect to the specific instance and the specific purpose for which it is given, (c) shall not be effective for any other purpose, and (d) does not constitute the basis for a waiver and, except as expressly set forth in Section 2 and subject to Section 3, does not constitute an amendment of any of the provisions of the Credit Agreement. Except as expressly provided in Section 2 and subject to Section 3, (i) all of the terms and conditions of the Credit Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (ii) nothing in this Amendment shall constitute a waiver by the Lenders of any Default or Event of Default, or of any right, power or remedy available to the Lenders under the Credit Agreement or any other Loan Document, whether any such defaults, rights, powers or remedies presently exist or arise in the future.
Section 6. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lenders and the Borrowers each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Each Borrower confirms to the Lenders that the Obligations are and continue to be secured by the security interest granted by the Borrowers in favor of the Lenders under the Collateral Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.

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Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.
Section 8. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.
Section 9. Successors. The Amendment Documents shall be binding upon the Borrowers and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Lenders and the successors and assigns of the Lenders.
Section 10. Legal Expenses. As provided in Section 9.6 of the Credit Agreement, the Borrowers agree to pay or reimburse the Administrative Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including filing and recording costs and fees, charges and disbursements of outside counsel to the Administrative Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Administrative Agent in certain matters) and/or the allocated costs of in-house counsel.
Section 11. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.
Section 12. Counterparts. This Amendment and any other Amendment Document may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment or any other Amendment Document may execute any such agreement by executing a counterpart of such agreement. Signature pages delivered by facsimile or other electronic transmission (including by email in .pdf format) shall be considered original signatures hereto, all of which shall be equally valid.

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Section 13. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.
[The next page is the signature page.]

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IN WITNESS WHEREOF, parties hereto have executed this Amendment as of the date first above written.

THE DOLAN COMPANY

By:	/s/ Vicki Duncomb

Name:	Vicki Duncomb
Title:	Chief Financial Officer

DOLAN MEDIA HOLDING COMPANY
COUNSEL PRESS, LLC
DAILY JOURNAL OF COMMERCE, INC.
DAILY REPORTER PUBLISHING COMPANY
DOLAN APC LLC
DOLAN DLN LLC
DOLAN PUBLISHING COMPANY
DOLAN PUBLISHING FINANCE COMPANY
NOPG, L.L.C.

By:	/s/ Scott J. Pollei

Name:	Scott J. Pollei
Title:	Vice President, CFO and Treasurer

THE DAILY RECORD COMPANY, LLC
IDAHO BUSINESS REVIEW, LLC
THE JOURNAL RECORD PUBLISHING CO., LLC
LAWYER’S WEEKLY, LLC
LONG ISLAND BUSINESS NEWS, LLC
MISSOURI LAWYERS MEDIA, LLC
NEW ORLEANS PUBLISHING GROUP, L.L.C.
DATASTREAM CONTENT SOLUTIONS, LLC
FINANCE AND COMMERCE, INC. (successor
by merger to Dolan Finance Company)

By:	/s/ Scott J. Pollei

Name:	Scott J. Pollei
Title:	Vice President
[Signature Page 1 to First Amendment]

DISCOVERREADY LLC
NATIONAL DEFAULT EXCHANGE GP, LLC
NATIONAL DEFAULT EXCHANGE HOLDINGS, LP
NATIONAL DEFAULT EXCHANGE, LP
NATIONAL DEFAULT EXCHANGE MANAGEMENT, INC.
NDEX TECHNOLOGIES, LLC
NDEX TITLE SERVICES, L.L.C.
NDEX WEST, LLC
THP / NDEX AIV CORP.
THP / NDEX AIV, L.P.

By:	/s/ Scott J. Pollei

Name:	Scott J. Pollei
Title:	Vice President, Secretary and Treasurer

AMERICAN PROCESSING COMPANY, LLC By: Dolan APC LLC, its Managing Member

By:	/s/ Scott J. Pollei

Name:	Scott J. Pollei
Title:	Treasurer and Secretary

ARIZONA NEWS SERVICE, LLC FEDERAL NEWS SERVICE LLC

By:	/s/ Scott J. Pollei

Name:	Scott J. Pollei
Title:	Vice President and Secretary
[Signature Page 2 to First Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as Administrative Agent

By:	/s/ Bradley R. Sprang

Name:	Bradley R. Sprang
Title:	Vice President
[Signature Page 3 to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender and Syndication Agent

By:	/s/ Kurt von Steinbergs

Name:	Kurt von Steinbergs
Title:	Vice President
[Signature Page 4 to First Amendment]

BANK OF THE WEST, as a Lender

By:	/s/ Joshua Pirozzolo

Name:	Joshua Pirozzolo
Title:	Senior Vice President
[Signature Page 5 to First Amendment]

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Nicholas G. Myers

Name:	Nicholas G. Myers
Title:	Vice President
[Signature Page 6 to First Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ A. Quinn Richardson

Name:	A. Quinn Richardson
Title:	Senior Vice President
[Signature Page 7 to First Amendment]

COMERICA BANK, as a Lender

By:	/s/ Timothy H. O’Rourke

Name:	Timothy H. O’Rourke
Title:	Vice President
[Signature Page 8 to First Amendment]